                                EXHIBIT 10 (hh)

                       REVOLVING NOTE DATED JUNE 30, 1996
                            BETWEEN THE COMPANY AND
                           THE NORTHERN TRUST COMPANY

                                                              CHICAGO, ILLINOIS

                                                     DATED AS OF JUNE 30, 1996

                                  MASTER NOTE
                  (CORPORATION, PARTNERSHIP, OR JOINT VENTURE)



This Note has been executed by CDW Computer Centers, Inc . a corporation formed under the laws of the State of Illinois ("Borrower"); if more than one entity executes this Note, the term "Borrower" refers to each of them individually and some or all of them collectively, and their obligations hereunder shall be joint and several.* If a land trustee executes this Note, "Borrower" as used in sections 6 and 7 below also includes any beneficiary(ies) of the land trust.**


     FOR VALUE RECEIVED, on or before June 29, 1997 the scheduled maturity date hereof, Borrower promises to pay to the order of THE NORTHERN TRUST COMPANY, an Illinois banking corporation (hereafter, together with any subsequent holder hereof, called "Lender"), at its main banking office at 50 South LaSalle Street, Chicago, Illinois 60675, or at such other place as Lender may direct, the aggregate unpaid principal balance of each advance (a "Loan" and collectively the "Loans") made by Lender to Borrower hereunder. The total principal amount of Loans outstanding at any one time hereunder shall not exceed Fifteen million UNITED STATES DOLLARS ($15,000,000).

     Lender is hereby authorized by Borrower at any time and from time to time at Lender's sole option to attach a schedule (grid) to this Note and to endorse thereon notations with respect to each Loan specifying the date and principal amount thereof, the Interim Maturity Date (as defined below) (if applicable), the applicable interest rate and rate option, and the date and amount of each payment of principal and interest made by Borrower with respect to each such Loan. Lender's endorsements as well as its records relating to Loans shall be rebuttably presumptive evidence of the outstanding principal and interest on the Loans, and, in the event of inconsistency, shall prevail over any records of Borrower and any written confirmations of Loans given by Borrower.

     If Borrower wishes to obtain a Loan under this Note, Borrower shall notify Lender orally or in writing on a banking day. Any such notice shall be irrevocable; if the notice is received after 10:00 AM Chicago time the Loan may not be available until the next banking day. Additional procedures for "Bank Offered Rate" Loans, if available, are set forth below.

     Each request for a Loan shall be deemed to be a representation and warranty by Borrower to Lender that: (i) no Event of Default or Unmatured Event of Default (in each case as defined below) has occurred and is continuing as of the date of such request or would result from the making of the Loan; and (ii) Borrower's representations and warranties herein are true and correct as of such date as though made on such date. Upon receipt of each Loan request Lender in its sole discretion shall have the right to request that Borrower provide to Lender, prior to Lender's funding of the Loan, a certificate executed by Borrower's President, Treasurer, or Chief Financial Officer (if Borrower is a corporation), or a general partner or joint venturer of Borrower (if Borrower is a partnership or joint venture) to such effect.



*Insert "N/A" in any blank in this Note which is not applicable. **Land trustee may not sign upon direction of individual beneficiary(ies) unless Loans are for business purposes.*** Do not use if collateral includes real estate.


                                     Page 1
FORM 9601-Corp(N11/91)

3. REFERENCES TO PREVIOUS NOTES, FACILITY TYPE, COLLATERAL, GUARANTIES, LOAN & OTHER AGREEMENTS. (CHECK AS APPLICABLE)

LINE OF CREDIT: This Note has been executed pursuant to a line of credit. At the present time Lender intends to make available to Borrower credit as outlined herein or in any related letter until the maturity day indicated above unless in Lender's sole judgment there has occurred an adverse change in the assets, condition or prospects of Borrower or any guarantor. THE LINE OF CREDIT MAY BE CANCELLED OR REDUCED BY LENDER AT LENDER'S SOLE OPTION WITHOUT PRIOR NOTICE TO BORROWER OR ANY OTHER PERSON OR ENTITY. THE LINE OF CREDIT IS REVOCABLE NOTWITHSTANDING PAYMENT OF ANY FEES OR MAINTENANCE OF ANY ACCOUNT BALANCES, AS AND IF PROVIDED IN ANY ACCOMPANYING LETTER OR OTHER DOCUMENT PERTAINING TO SUCH FEES AND/OR BALANCES. Any such fees and/or balances shall be deemed compensation to Lender for being prepared to respond to Borrower's requests for credit under this Note.

4. USE OF PROCEEDS. CHECK ONE:

/x/   Borrower represents and warrants that the proceeds of this Note will be used solely for business purposes, and not for personal, family or household use, within the meaning of Federal Truth-in-Lending and similar state laws and regulations.

5. REPRESENTATIONS.
Borrower hereby represents and warrants to Lender that:
     (a) Borrower and any "Subsidiary" (as defined below) are existing and in good standing under the laws of their state of formation, are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Borrower; the execution, delivery and performance of this Note and all related documents and instruments are within Borrower's powers and have been authorized by all necessary corporate, partnership or joint venture action;

     (b) the execution, delivery and performance of this Note and all related documents and instruments have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law or of the partnership or joint venture or similar agreement, charter or by-laws of Borrower or any agreement affecting Borrower or its property; and

     (c) there has been no material adverse change in the business, condition, properties, assets, operations or prospects of Borrower or any guarantor since the date of the latest financial statements provided on behalf of Borrower or any guarantor to Lender prior to the execution of this Note.

"Subsidiary" means any corporation, partnership, joint venture, trust, or other legal entity of which Borrower owns directly or indirectly fifty percent (50%) or more of the outstanding voting stock or interest, or of which Borrower has effective control, by contract or otherwise.

6. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default":

     (a) If not cured within five days notice thereto: failure to pay, when and as due, any principal, interest or other amounts payable hereunder; failure to comply with or perform any agreement or covenant of Borrower contained herein; or failure to furnish (or caused to be furnished to) Lender when and as requested by Lender (but not more often than once every twelve months) fully completed personal financial statement(s) of any individual guarantor on Lender's then-standard form together with such supporting information as Lender may reasonably request; or

     (b) If not cured within five days notice thereto: any default, event of default, or similar event shall occur or continue under any other instrument, document, note, agreement, or guaranty delivered to Lender in connection with this Note, or any such instrument, document, note, agreement, or guaranty shall not be, or shall cease to be, enforceable in accordance with its terms; or

     (c) there shall occur any default or event of default, or any event or condition that might become such with notice or the passage of time or both, or any similar event, or any event that requires the prepayment of borrowed money or the acceleration of the maturity thereof under the terms of any evidence of indebtedness or other agreement issued or assumed or entered into by Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor, or under the terms of any indenture, agreement or instrument under which any such evidence of indebtedness or other agreement is issued, assumed, secured, or guaranteed, and such event shall continue beyond any applicable period of grace; or

     (d) any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Borrower, any Subsidiary, any general partner or joint venture of Borrower, or any guarantor to Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or

     (e) any guaranty of or pledge of collateral security for this Note shall be repudiated or become unenforceable or incapable of performance; or

     (f) Borrower or any Subsidiary shall fail to maintain their existence in good standing in their state of formation or shall fail to be duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Borrower; or

     (g) Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor shall die, become incompetent, dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason; or any general partner or joint venturer of Borrower shall withdraw or notify any partner or joint venturer of Borrower of its or his/her intention to withdraw as a partner or joint venturer (or to become a limited partner) of Borrower; or any general or limited partner or joint venturer of Borrower shall fail to make any contribution required by the partnership or joint venture agreement of Borrower as and when due under such agreement; or there shall be any change in the partnership or joint venture agreement of Borrower from that in force on the date hereof which may have a material adverse impact on the ability of Borrower to repay this Note; or

     (h) any person or entity presently not in control of a corporate, partnership or joint venture Borrower, any corporate general partner or joint venturer of Borrower, or any guarantor, shall obtain control directly or indirectly of Borrower, such a corporate general partner or joint venturer, or any guarantor, whether by purchase or gift of stock or assets, by contract, or otherwise; or

     (i) See Amendment One


       ****If this box is checked and a land trustee is signing the Note, do not take real estate as collateral.

deem itself insecure; or, unless expressly permitted by the related documents, all or any part of any collateral for this Note or any direct, indirect, legal, equitable or beneficial interest therein is assigned, transferred or sold without Lender's prior written consent; or

     (l) If not dismissed within 60 days any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor; or Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor shall take any steps toward, or to authorize, such a proceeding; or

     (m) Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

7. DEFAULT REMEDIES.
     (a) Upon the occurrence and during the continuance of any Event of Default specified in Section 6(a)-(k), Lender at its option may declare this Note (principal, interest and other amounts) immediately due and payable without notice or demand of any kind. Upon the occurrence of any Event of Default specified in Section 6(l)-(m), this Note (principal, interest and other amounts) shall be immediately and automatically due and payable without action of any kind on the part of Lender. Upon the occurrence and during the continuance of any Event of Default, Lender may exercise any rights and remedies under this Note, any related document or instrument (including without limitation any pertaining to collateral), and at law or in equity.

     (b) Lender may, by written notice to Borrower, at any time and from time to time, waive any Event of Default or "Unmatured Event of Default" (as defined below), which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Lender and Borrower shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Lender of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Lender herein provided are cumulative and not exclusive of any rights or remedies provided by law. "Unmatured Event of Default" means any event or condition which would become an Event of Default with notice or the passage of time or both.

8. NO INTEREST OVER LEGAL RATE.
     Borrower does not intend or expect to pay, nor does Lender intend or expect to charge, accept or collect any interest which, when added to any fee or other charge upon the principal which may legally be treated as interest, shall be in excess of the highest lawful rate. If acceleration, prepayment or any other charges upon the principal or any portion thereof, or any other circumstance, result in the computation or earning of interest in excess of the highest lawful rate, then any and all such excess is hereby waived and shall be applied against the remaining principal balance. Without limiting the generality of the foregoing, and notwithstanding anything to the contrary contained herein or otherwise, no deposit of funds shall be required in connection herewith which will, when deducted from the principal amount outstanding hereunder, cause the rate of interest hereunder to exceed the highest lawful rate.

9. PAYMENTS, ETC.
     All payments hereunder shall be made in immediately available funds, and shall be applied first to accrued interest and then to principal; however, if an Event of Default occurs, Lender may, in its sole discretion, and in such order as it may choose, apply any payment to interest, principal and/or lawful charges and expenses then accrued. Borrower shall receive immediate credit on payments received during Lender's normal banking hours if made in cash, immediately available funds, or by debit to available balances in an account at Lender; otherwise payments shall be credited after clearance through normal banking channels. Borrower authorizes Lender to charge any account of Borrower maintained with Lender for any amounts of principal, interest, taxes, duties, or other charges or amounts due or payable hereunder, with the amount of such payment subject to availability of collected balances in Lender's discretion; unless Borrower instructs otherwise, all Loans shall be credited to an account(s) of Borrower with Lender. LENDER AT ITS OPTION MAY MAKE LOANS HEREUNDER UPON TELEPHONIC INSTRUCTIONS AND IN SO DOING SHALL INCLUDING WITHOUT LIMITATION INSTRUCTION TO MAKE TRANSFERS TO THIRD PARTIES, REASONABLY BELIEVED BY LENDER TO HAVE BEEN GIVEN BY AN AUTHORIZED PERSON WITHOUT INDEPENDENT INQUIRY OF ANY TYPE. All payments shall be made without deduction for or on account of any present or future taxes, duties or other charges levied or imposed on this Note or the proceeds Lender or Borrower by any government or political subdivision thereof Borrower shall upon request of Lender pay all such taxes, duties or other charges in addition to principal and interest, including without limitation all documentary stamp and intangible taxes, but excluding income taxes based solely on Lender's income.

10. SETOFF.
     At any time and without notice of any kind, any account, deposit or other indebtedness owing by Lender to Borrower, and any securities or other property of Borrower delivered to or left in the possession of Lender or its nominee or bailee, may be set off against and applied in payment of any obligation hereunder, whether due or not.

11. NOTICES.
     All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed if to Lender to its main banking office indicated above (Attention: Division Head, Metro I Division), and if to Borrower to its address set forth below, or to such other address as may be hereafter designated in writing by the respective parties hereto or, as to Borrower, may appear in Lender's records.

12. MISCELLANEOUS.
     This Note and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in the State of Illinois. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the other. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to Sections or provisions without reference to the document in which they are contained are references to this Note. This Note shall bind Borrower, its heirs, trustees (including without limitation successor and replacement trustees), executors, personal representatives, successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, except that Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender. Borrower agrees to pay upon demand all expenses (including without limitation attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Lender, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. Borrower expressly and irrevocably waives notice of dishonor or default as well as presentment, protest, demand and notice of any kind in connection herewith. If there shall be more than one person or entity constituting Borrower, each of them shall be primarily, jointly and severally liable for all obligations hereunder.

13. WAIVER OF JURY TRIAL, ETC.
     BOTH PARTIES HEREBY IRREVOCABLY AGREE THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN OR JURISDICTION OVER COOK COUNTY, ILLINOIS. BOTH PARTIES HEREBY CONSENT, AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY, AND HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

/x/  See Rider attached hereto and incorporated herein by reference.

     Lender is hereby authorized by Borrower without notice to Borrower to fill in any blank spaces and dates and strike inapplicable terms herein or in any related document to conform to the terms upon which the Loan(s) evidenced hereby are or may be made, for which purpose Lender shall be deemed to have been granted an irrevocable power of attorney coupled with an interest.




                                         Address for Notices:

                                         CDW Computer Centers, Inc.
- ------------------------------           -----------------------------------
By:                                      1020 East Lake-Cook Road
   ---------------------------           -----------------------------------
Title: Chief Financial Officer           Buffalo Grove,  IL  60089
       -----------------------           -----------------------------------
By:                                      Attention: Mr. Harry Harczak, CFO
    --------------------------                      ------------------------
Title: Chairman and Chief Executive Officer


                                     Page 3.

                                    RIDER TO
                            MASTER NOTE (FORM 9601)
                          (PRIME, LIBOR, OR FED FUNDS)

DATED AS OF June 30, 1996, EXECUTED BY CDW Computer Centers, Inc. (the "Borrower") IN FAVOR OF THE NORTHERN TRUST COMPANY (the "Lender")

     1. This Rider is attached to and forms an integral part of the above-referenced Master Note (as amended, the "Note"). Capitalized terms deemed in the remainder of the Note and not otherwise defined in this Rider shall have the same meaning in this Rider as in the remainder of the Note. Wherever possible this Rider and the remainder of the Note shall be construed so as to be consistent with each other; however, if and to the extent that the terms of this Rider conflict or are inconsistent with the remainder of the Note, the terms of this Rider shall prevail. Except as modified by this Rider, the terms of the remainder of the Note shall apply.

     2. Sections 1 ("INTEREST") and 2 ("PREPAYMENTS") of the printed form are deleted and the following is substituted.

     "SECTION 1. INTEREST.

     1.1 INTEREST RATES. The unpaid principal amount from time to time outstanding hereunder shall bear interest at the following rates per year:

     (a) before maturity of any Loan, whether by acceleration or otherwise, at the option of Borrower, subject to the terms hereof at a rate equal to:

          (i) the "Prime-Based Rate," which shall mean the Prime Rate (as defined below) * percent (2 1/2 %). Changes in the rate of interest on the Loans resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement for a change in the Prime Rate. "Prime Rate" means the rate announced from time to time by the Lender called its prime rate, which may not at any time be the lowest rate charged by the Lender; or

          (ii) "LIBOR," which shall mean that fixed rate of interest per year for deposits with maturity periods of 1, 2, 3, or 6 month(s) (which maturity period Borrower shall select subject to the terms stated herein) in United States dollars offered to Lender in or through the London or another offshore interbank market, as determined by the Lender in its sole discretion for or as of the borrowing date requested by the Borrower, divided by one minus any applicable reserve requirement (expressed as a decimal) on Eurodollar deposits of the same
*minus two and one half
          amount and maturity as determined by Lender in its sole discretion, plus one half percent ( 1/2 )%; or

          (iii) the "Federal Funds Rate," defined as the rate on overnight Federal funds transactions as determined by the Lender in its sole discretion, plus one half percent ( 1/2 %). In the case of a Saturday, Sunday or legal holiday, the Federal Funds Rate shall be the rate applicable on the immediately preceding day for which such weighted average rate is reported.

     (b) after the maturity of any Loan, until paid, at a rate equal to 2% in addition to the Prime Rate (but not less than the Prime Rate in effect at maturity).

     1.2 RATE SELECTION. Borrower shall select and change its selection of the interest rate as among the Prime-Based Rate, the Federal Funds Rate, and LIBOR to apply to at least $100,000 and in integral multiples of $100,000 thereafter of any advance (Loan), subject to the requirements herein stated:

     (a) At the time any advance is made;

     (b) At the expiration of the particular LIBOR maturity period selected for the outstanding principal balance of any advance currently bearing interest at the LIBOR Rate; and

     (c) At any time for the outstanding principal balance of any advance currently bearing interest at the Prime-Based Rate or the Federal Funds Rate.

     1.3 RATE CHANGES AND NOTIFICATIONS.

     (a) LIBOR. If Borrower wishes to borrow funds at LIBOR or if Borrower wishes to change the rate of interest on any advance, within the limits described above, from any other rate to LIBOR, it shall, not less than three banking days of the Lender prior to the banking day of the Lender on which such rate is to take effect, give Lender written or telephonic notice thereof, which shall be irrevocable. Such notice shall specify the advance to which LIBOR is to apply, and, in addition, the desired LIBOR maturity period (but not to exceed the maturity date of this Note unless the Lender consents otherwise).

     (c) Failure to Notify. If Borrower does not notify Lender at the expiration of a selected maturity period with respect to any principal outstanding at LIBOR, then in the absence of such notice Borrower shall be deemed to have elected to have such principal accrue interest after the respective LIBOR maturity period at the Prime-Based Rate. If Borrower wishes to borrow money at the Federal Funds Rate or the Prime-Based Rate, or to change the interest rate from the Federal Funds Rate to or from the Prime-Based Rate, it shall notify Lender on the date of borrowing or conversion; if any such notification is not received before 10:00

     AM Chicago time on a banking day of the Lender, at Lender's option the borrowing or conversion may not be effected until the next banking day. If Borrower does not notify Lender as to its selection of the interest rate option with respect to any new advance of principal, then in the absence of such notice Borrower shall be deemed to have elected to have such advance accrue interest at the Prime-Based Rate.

     1.4 INTEREST PAYMENT DATES. Accrued interest shall be paid in respect of: each portion of principal to which:

     (a) the Prime-Based Rate or the Federal Funds Rate applies, monthly on the last day of each month of each year, beginning with the first of such dates to occur after the date of the first advance, at maturity of this Note, and upon payment in full, whichever is earlier or more frequent; and

     (b) LIBOR applies, monthly on the last day of each month at the end of each respective maturity period (unless interest is payable monthly or quarterly as provided above), every three months (unless interest is payable monthly or quarterly as provided above), at maturity of this Note, and upon payment in full, whichever is earlier or more frequent.

After maturity, interest shall be payable upon demand.

     1.5 ADDITIONAL PROVISIONS WITH RESPECT TO FEDERAL FUNDS RATE AND LIBOR
LOANS.

     The selection by Borrower of the Federal Funds Rate or LIBOR and the maintenance of advances at such rates shall be subject to the following additional terms and conditions:

     (a) Availability of Deposits at a Determinable Rate. If, after Borrower has elected to borrow or maintain any advance at LIBOR or the Federal Funds Rate, Lender notifies Borrower that:

          (i) With respect to LIBOR, United States dollar deposits in the amount and for the maturity requested are not available to Lender in the London interbank market, or

          (ii) Reasonable means do not exist for Lender to determine the Federal Funds Rate, or LIBOR for the amount and maturity requested, all as determined by the Lender in its sole discretion, then the principal subject or to be subject to LIBOR or the Federal Funds Rate, as applicable, shall accrue or shall continue to accrue interest at the Prime-Based Rate.

(b) Prohibition of Making, Maintaining, or Repayment of Principal at LIBOR or Federal Funds Rate. If any treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise by a central bank or fiscal authority (whether or not having the force of law) shall either prohibit or extend the time at which any principal subject to LIBOR or the Federal Funds Rate may be purchased, maintained, or repaid, then on and as of the date the prohibition becomes effective, the principal subject to that prohibition shall continue at the Prime-Based Rate.

(c) Payments of Principal and Interest to be Net of Any Taxes or Costs. All payments of principal and interest shall be made net of any taxes and costs incurred by Lender resulting from having principal outstanding hereunder at LIBOR. Without limiting the generality of the preceding obligation, illustrations of such taxes and costs are:

     (i) Taxes (or the withholding of amounts for taxes) of any nature whatsoever including income, excise, and interest equalization taxes (other than income taxes imposed by the United States or any state thereof on the income of Lender), as well as all levies, imposts, duties, or fees whether now in existence or resulting from a change in, or promulgation of, any treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise, by a central bank or fiscal authority (whether or not having the force of law) or a change in the basis of, or time of payment of, such taxes and other amounts resulting therefrom;

     (ii) Any reserve or special deposit requirements against assets or liabilities of, or deposits with or for the account of, Lender with respect to principal outstanding at LIBOR (including those imposed under Regulation D of the Federal Reserve Board) or resulting from a change in, or the promulgation of, such requirements by treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise by a central bank or fiscal authority (whether or not having the force of law);

     (iii) Any other costs resulting from compliance with treaties, statutes, regulations, interpretations, or any directives or guidelines, or otherwise by a central bank or fiscal authority (whether or not having the force of law);

     (iv) Any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or re-employment of deposits acquired by Lender to make advances or maintain principal outstanding at LIBOR:

          (A) As the result of a voluntary prepayment at a date other than the maturity date selected for principal outstanding at LIBOR; or

          (B) As the result of a mandatory repayment at a date other than the maturity date selected for principal outstanding at LIBOR as a result of (i) Borrower exceeding any applicable borrowing base, (ii) the occurrence of an Event of Default and the acceleration of any portion of the indebtedness hereunder, or (iii) the scheduled maturity date of this Note occurring prior to the LIBOR maturity date due to Borrower's selection of a LIBOR maturity period which extends beyond the scheduled maturity date of this Note; or

          (C) As the result of a prohibition on making, maintaining, or repaying principal outstanding at LIBOR.

If Lender incurs any such taxes or costs, Borrower, upon demand in writing specifying such taxes and costs, shall promptly pay them; save for manifest error Lender's specification shall be presumptively deemed correct. All advances made at LIBOR shall be conclusively deemed to have been funded by or on behalf of Lender in the London interbank market by the purchase of deposits corresponding in amount and maturity to the amount and interest periods selected (or deemed to have been selected) by Borrower under this Note.


     SECTION 2. PAYMENT.

     2.1 PAYMENT AND PREPAYMENT. Borrower may from time to time, upon prior written notice to Lender, prepay any principal bearing interest at the Prime-Based Rate or the Federal Funds Rate in whole or in part at any time and may prepay any principal bearing interest at LIBOR at the end of the maturity period chosen or agreed to by Borrower applicable to the advance or portion of the advance being prepaid, without premium or penalty; provided that any partial prepayment shall be in an aggregate principal amount of at least $10,000. Any prepayment of an amount bearing interest at LIBOR at a date other than the maturity date applicable to the advance or the portion of the advance being prepaid shall be subject to the provisions of Section 1.5. All prepayments of principal shall include interest accrued to the date of prepayment on the principal amount being prepaid.

     2.2 BASIS OF COMPUTATION. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days, including the date a Loan is made and excluding the date a Loan or any portion thereof is paid or prepaid."




- -----------------------------------------
Type Name
          -------------------------------

- -----------------------------------------

Type Name CDW Computer Centers, Inc.
          -------------------------------

Mr. Harry J. Harczak, Jr.
- -----------------------------------------

By:
    -------------------------------------
Title  Chief Financial Officer
     ------------------------------------

By:     Mr. Michael R. Krasny
    -------------------------------------
        Mr. Michael R. Krasny

Title: Chairman and Chief Executive Officer

                                 AMENDMENT ONE



     (i) any proceeding (judicial or administrative), excluding the Marks litigation as described in the CDW 1995 Proxy Statement, and as amended from time to time, shall be commenced against Borrower, any Subsidiary, any general partner or joint venturer of Borrower, any guarantor, or with respect to any assets of Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor which shall threaten to have a material and adverse effect on the assets, condition or prospects of Borrower, any Subsidiary, any general partner or joint venture of Borrower, or any guarantor; or final judgment(s) and/or settlement(s), excluding the Marks litigation as described in the CDW 1995 Proxy Statement, and as amended from time to time, in an aggregate amount in excess of five million UNITED STATES DOLLARS ($5,000,000) in excess of insurance for which the insurer has confirmed coverage in writing, a copy of which writing has been furnished to Lender, shall be entered or agreed to in any suit or action commenced against Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor; or

                                  CERTIFICATE
                            NO AMENDMENT TO ARTICLES


     The undersigned does hereby certify that the Articles of Incorporation of CDW Computer Centers, Inc., an Illinois corporation, as previously furnished to The Northern Trust Company under Certificate dated June 30, 1995, have not been amended, modified or rescinded in any respect since such date, and remain in full force and effect.


     Dated as of June 30, 1996.




                                 Signature    Michael P. Krasny
                                          ------------------------------------

                                 Type Name    Michael P. Krasny
                                          ------------------------------------

                                 Title  Chairman, Chief Executive Officer,
                                        Secretary, and Treasurer
                                        --------------------------------------

                                 Name of Borrower CDW Computer Centers, Inc.
                                                  ----------------------------

                                   CERTIFICATE
                             NO AMENDMENT TO BYLAWS





     The undersigned does hereby certify that the Bylaws of CDW Computer Centers, Inc., an Illinois corporation, as previously furnished to The Northern Trust Company under Certificate(s) dated June 30, 1995, have not been amended, modified or rescinded in any respect since such date, and remain in full force and effect.


     Dated as of June 30, 1996.


                                  Signature   Michael P. Krasny
                                           -----------------------------------
                                  Type Name   Michael P. Krasny
                                           -----------------------------------
                                  Title Chairman, Chief Executive Officer,
                                        --------------------------------------
                                        Secretary, and Treasurer

                                  Name of Borrower CDW Computer Centers, Inc.
                                                   ---------------------------

                                  CERTIFICATE
                       BORROWING RESOLUTION & INCUMBENCY
                                  CORPORATION

The undersigned certifies that set forth below is a copy of a Resolution of the Board of directors of CDW Computer Centers, Inc., an Illinois corporation (the "Corporation", or the "Borrower") which Resolution was properly adopted, has not been modified or rescinded, and is still in effect:

"Resolved that this Corporation borrow from the Northern Trust Company an amount not to exceed fifteen million UNITED STATES DOLLARS ($15,000,000) at any one time outstanding pursuant to the terms of the Master Note dated June 30, 1996 (the foregoing document(s), together with any related documents, being collectively referred to as the "Loan Document(s)") filed with this resolution, the form of which Loan Document(s) is approved; that any two of the "Named" officers of this Corporation be designated to execute and deliver the Loan Documents with such changes as (s)he may approve as evidenced by his (her) execution of the Loan Documents; that the Secretary or any Assistant Secretary be and each hereby is, acting alone, authorized to, attest the execution; that any two of the "Named" officers of this corporation be authorized to request borrowings under the Loan Documents, to execute and deliver from time to time any notes and other documents and instruments in connection therewith, whether or not specifically referenced in the Loan Documents, and to take any actions deemed necessary or appropriate by such officer to carry out the provisions of the Loan documents and such notes and other documents and instruments; and that any actions of the type set forth above previously taken by any of the foregoing officers are hereby approved, adopted and ratified."

The undersigned does hereby certify that the persons name below have been duly elected or appointed, have duly qualified as, and on this day are, the "Named" officers of the Borrower, as indicated below, and that set forth opposite the respective name of each is a sample of the signature of such person:

     NAME                          OFFICE                      SIGNATURE

Michael P. Krasny              Chairman & CEO              Michael P. Krasny
                                                         ----------------------
Gregory Zeman                     President                  Gregory Zeman
                                                         ----------------------
Harry J. Harczak Jr.        Chief Financial Officer       Harry J. Harczak, Jr.
                                                         ----------------------
        Dated as of June 30, 1996.


                                   Signature   Michael P. Krasny
                                             ----------------------------------
                                   Name        Michael P. Krasny
                                             ----------------------------------
                                   Title     Chairman, Chief Executive Officer,
                                             Secretary and Treasurer
                                             ----------------------------------
                                   Name of Borrower  CDW Computer Centers, Inc.
                                                    ---------------------------

The undersigned [MAY NOT BE THE SAME PERSONAL WHO SIGNS ABOVE] hereby certifies that the personal who executed the foregoing portion of this Certificate on behalf of the Borrower has been duly elected or appointed as Secretary** of the Borrower and that set forth above is the signature of such person.


                                   Signature Harry J. Harczak, Jr.
                                             ----------------------------------
                                   Name      Harry J. Harczak, Jr.
                                             ----------------------------------
                                   Title     Chief Financial Officer
                                             ----------------------------------
                                   Name of Borrower  CDW Computer Centers, Inc.
                                                     --------------------------